UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Amendment No. 23)

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-2

TAX-FREE FIXED INCOME FUND II
FOR PUERTO RICO RESIDENTS, INC.

(Name of Registrant as Specified In Its Charter)

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☐	Fee paid previously with preliminary materials.
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Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.

250 Muñoz Rivera Avenue

American International Plaza, Tenth Floor

San Juan, Puerto Rico 00918

NOTICE OF ADJOURNMENT OF 2022 ANNUAL MEETING OF SHAREHOLDERS

UNTIL MAY 21, 2026

To the Shareholders of the Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.:

NOTICE IS HEREBY GIVEN that the 2022 Annual Meeting of Shareholders (the “Annual Meeting”) of the Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc., a Puerto Rico corporation (the “Fund”), will be reconvened on May 21, 2026, at 11:30 AM Atlantic Standard Time (11:30 AM Eastern Daylight Time). The Annual Meeting will be reconvened for the following purposes:

1.	To elect four (4) directors of the Fund (PROPOSAL 1);

2.	Shareholder proposal submitted by Ocean Capital LLC (“Ocean Capital”)—To repeal any provision of, or amendment, to the bylaws of the Fund adopted by the Board without the approval of the Fund’s shareholders subsequent to December 30, 2021 (PROPOSAL 2); and

3.	To transact such other business as may properly come before the meeting or any continuation or adjournment thereof.

The Annual Meeting was originally convened on January 27, 2022 and was subsequently adjourned a number of times, most recently to January 29, 2026, to solicit proxies from the Fund’s shareholders to achieve a quorum at the Annual Meeting. On January 29, 2026, the Annual Meeting was reconvened and then adjourned again without transacting any other business to be held virtually on the date and time set forth in this notice. The Fund anticipates that if quorum is not present when the Annual Meeting is reconvened on May 21, 2026, the chair of the Annual Meeting will declare that the meeting is concluded without the transaction of business. If this occurs, the Annual Meeting will not be adjourned or reconvened after May 21, 2026. Accordingly, if shareholders wish to submit their votes for the Annual Meeting, they are encouraged to submit their votes before May 21, 2026.

The items mentioned above are discussed in greater detail in the definitive proxy statement filed by the Fund with U.S. Securities and Exchange Commission (the “SEC”) on January 6, 2022, as supplemented by Amendment No. 1 filed with the SEC on January 28, 2022, Amendment No. 2 filed with the SEC on March 18, 2022, Amendment No. 3 filed with the SEC on May 6, 2022, Amendment No. 4 filed with the SEC on June 10, 2022, Amendment No. 5 filed with the SEC on July 29, 2022, Amendment No. 6 filed with the SEC on September 23, 2022, Amendment No. 7 filed with the SEC on December 16, 2022, Amendment No. 8 filed with the SEC on March 10, 2023, Amendment No. 9 filed with the SEC on June 2, 2023, Amendment No. 10 filed with the SEC on August 4, 2023, Amendment No. 11 filed with the SEC on November 3, 2023, Amendment No. 12 filed with the SEC on January 17, 2024, Amendment No. 13 filed with the SEC on February 6, 2024, Amendment No. 14 filed with the SEC on April 22, 2024, Amendment No. 15 filed with the SEC on July 19, 2024, Amendment No. 16 filed with the SEC on October 21, 2024, Amendment No. 17 filed with the SEC on December 20, 2024, Amendment No. 18 filed with the SEC on January 21, 2025, Amendment No. 19 filed with the SEC on February 26, 2025, Amendment No. 20 filed with the SEC on April 25, 2025, Amendment No. 21 filed with the SEC on June 20, 2025, Amendment No. 22 filed with the SEC on October 23, 2025, and this Amendment No. 23 (the proxy statement, as supplemented by Amendment Nos. 1-23, the “Proxy Statement”). This notice should be read in conjunction with the Proxy Statement.

The Annual Meeting will be conducted virtually. Any shareholder wishing to participate in the Annual Meeting by means of remote communication can do so. If you were a record holder of shares of common stock of the Fund as of the close of business on the record date, December 8, 2021, please register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (5:00 p.m. Eastern Daylight Time) on May 19, 2026 to attend and vote at the Annual Meeting. Broadridge will then e-mail you the login information and instructions for attending and voting at the Annual Meeting.

Only shareholders of record at the close of business on December 8, 2021, will be entitled to receive this notice and will be able to vote at the Annual Meeting in accordance with the number of shares of record held in the name of each shareholder on such date.

IT IS IMPORTANT THAT YOUR WHITE PROXY CARDS BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN YOUR WHITE PROXY CARD TODAY.

In San Juan, Puerto Rico, this 29th day of January, 2026.

By Order of the Board of Directors:

/s/ Liana Loyola
Liana Loyola
Secretary

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc. Announces Adjournment of Annual Meeting of Shareholders to May 21, 2026

SAN JUAN, Puerto Rico – January 29, 2026 – Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc. (the “Fund”) today reconvened and then adjourned the 2022 Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) without transacting any other business. The Annual Meeting, which was originally convened on January 27, 2022 and was subsequently adjourned a number of times, most recently to January 29, 2026, has been adjourned again to be reconvened virtually on May 21, 2026 at 11:30 AM Atlantic Standard Time (11:30 AM Eastern Daylight Time). The Fund anticipates that if quorum is not present when the Annual Meeting is reconvened on May 21, 2026, the chair of the Annual Meeting will declare that the meeting is concluded without the transaction of business. If this occurs, the Annual Meeting will not be adjourned or reconvened after May 21, 2026. Accordingly, if shareholders wish to submit their votes for the Annual Meeting, they are encouraged to submit their votes before May 21, 2026.

The transaction of business at the Annual Meeting requires a quorum of more than one-half of the outstanding shares of the Fund entitled to vote, represented in person or by proxy. Based on a determination by the inspectors of election, there was no quorum present at the reconvened Annual Meeting. Accordingly, the Annual Meeting has been adjourned to provide the Fund with additional time to solicit proxies from its shareholders to achieve a quorum at the Annual Meeting.

THE BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE ON THE WHITE PROXY CARD: (1) “FOR” PROPOSAL 1 TO ELECT THE FOUR DIRECTOR NOMINEES NAMED THEREIN FOR ELECTION AS DIRECTORS OF THE FUND TO SERVE UNTIL THE END OF THEIR RESPECTIVE TERM OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED; AND (2) “AGAINST” PROPOSAL 2 TO REPEAL ANY PROVISION OF, OR AMENDMENT TO, THE BYLAWS OF THE FUND ADOPTED BY THE BOARD WITHOUT THE APPROVAL OF THE FUND’S SHAREHOLDERS SUBSEQUENT TO DECEMBER 30, 2021. THESE PROPOSALS ARE DISCUSSED IN GREATER DETAIL IN THE PROXY STATEMENT, WHICH WE ADVISE YOU TO READ IN ITS ENTIRETY.

The record date for the adjourned Annual Meeting remains the close of business on December 8, 2021. Shareholders who have already voted do not need to recast their votes unless they wish to change their votes. Proxies previously submitted will be voted at the reconvened meeting unless properly revoked. Shareholders who have not already voted or wish to change their vote are encouraged to do so promptly using the instructions provided in their voting instruction form or proxy card.

The Board of Directors does not know of any matters to be properly brought before the Annual Meeting other than the proposals described in the Proxy Statement.

In the event you receive any materials from Ocean Capital LLC (“Ocean Capital”) or any of its affiliates, we urge you to discard any blue proxy cards that you may receive. The Fund also encourages you NOT to sign or return any blue proxy cards that may be sent to you by Ocean Capital or any of its affiliates in favor of Ocean Capital’s director nominees or shareholder proposal. If you vote—or have already voted—using a blue proxy card sent to you by Ocean Capital, you can revoke it by voting using the WHITE proxy card sent to you or by voting virtually at the Annual Meeting. Only your latest dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting.

If shareholders have questions about how to vote their shares, they should immediately contact the Fund’s proxy solicitor, Okapi Partners, at (877) 566-1922 or at info@okapipartners.com.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

Shareholders of the Fund can obtain copies of the definitive proxy statement filed by the Fund with U.S. Securities and Exchange Commission (the “SEC”) on January 6, 2022, as supplemented by Amendment No. 1 filed with the SEC on January 28, 2022, Amendment No. 2 filed with the SEC on March 18, 2022, Amendment No. 3 filed with the SEC on May 6, 2022, Amendment No. 4 filed with the SEC on June 10, 2022, Amendment No. 5 filed with the SEC on July 29, 2022, Amendment No. 6 filed with the SEC on September 23, 2022, Amendment No. 7 filed with the SEC on December 16, 2022, Amendment No. 8 filed with the SEC on March 10, 2023, Amendment No. 9 filed with the SEC on June 2, 2023, Amendment No. 10 filed with the SEC on August 4, 2023, Amendment No. 11 filed with the SEC on November 3, 2023, Amendment No. 12 filed with the SEC on January 17, 2024, Amendment No. 13 filed with the SEC on February 6, 2024, Amendment No. 14 filed with the SEC on April 22, 2024, Amendment No. 15 filed with the SEC on July 19, 2024, Amendment No. 16 filed with the SEC on October 21, 2024, Amendment No. 17 filed with the SEC on December 20, 2024, Amendment No. 18 filed with the SEC on January 21, 2025, Amendment No. 19 filed with the SEC on February 26, 2025, Amendment No. 20 filed with the SEC on April 25, 2025, Amendment No. 21 filed with the SEC on June 20, 2025, Amendment No. 22 filed with the SEC on October 23, 2025, and this Amendment No. 23 (the proxy statement, as supplemented by Amendment Nos. 1-23, the “Proxy Statement”), any future supplements to the Proxy Statement and other documents filed by the Fund with the SEC for no charge at the SEC’s website at www.sec.gov.

IT IS IMPORTANT THAT YOUR WHITE PROXY CARDS BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN YOUR WHITE PROXY CARD TODAY.

In San Juan, Puerto Rico, this 29th day of January, 2026.

By Order of the Board of Directors:

/s/ Liana Loyola
Liana Loyola
Secretary